UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                              Amendment Number One
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               September 13, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                          organization) Identification
                                      No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is
         intended to simultaneously satisfy the filing obligation of the registrant under any of the
                              following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Howard Ullman, Chief Executive Officer and President of China Direct Trading Corp. (China Direct), provided funding today $900,000 to China Direct. The funding can be used by China Direct for general working capital, inventory, acquisitions, or business development. The funding was made as a loan under a promissory note with 8% per annum simple interest and a term of 12 months and whereby Mr. Ullman could be repaid either in cash or shares of China Direct Common Stock (at a conversion rate based on seven cents).

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                      DESCRIPTION


NONE



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA DIRECT TRADING CORPORATION

                                    Date:    September 13, 2006

                                    By: /s/ Howard Ullman_______________________
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman